UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GENOSYS, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

GENOSYS, INC.

86 N. University Avenue, Suite 400

Provo, Utah 84601

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

March 29, 2012

NOTICE is hereby given that the Special Meeting of Stockholders of GeNOsys, Inc. (“GeNOsys” or the “Company”) will be held at the Noah’s Event Center, 644 North 2000 West, Lindon, UT, at 11:30 A.M. MST on March 29, 2012, for the following purposes:

1.

To elect six members of the Board of Directors for terms of one to three years; and

2.

To amend GeNOsys’ Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 200,000,000 shares, bringing the total number of shares of common stock authorized to 300,000,000;

3.

To ratify the appointment of the Company’s independent auditors; and

4.

To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on February 14, 2012, as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.   Only holders of record of common stock of GeNOsys at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

By order of the Board of Directors

/s/ John P. Livingstone

Secretary

February 09, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY DESIRE TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, SO YOUR VOTE ON ALL MATTERS PRESENTED CAN BE PRESENTED.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Proxy Statement for the

Special Meeting of Stockholders of

GENOSYS, INC.

86 N. University Avenue, Suite 400

Provo, UT 84601

To Be Held March 29, 2012

TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION

                3

Voting

3

Vote Required

3

Proxy Solicitation Costs

4

Recommendation of the Board of Directors

4

PROPOSAL 1:  ELECTION OF DIRECTORS

4

Composition of the Board of Directors

4

Information about the Directors and Nominees

4

Nominee for Class I Director (Term Expiring in 2013)

5

Nominee for Class II Director (Term Expiring in 2014)

5

Nominee for Class III Director (Term Expiring in 2015)

5

Corporate Governance Guidelines

6

Code of Ethics

6

Director Independence

6

Communications with the Board

6

Meetings and Committees of the Board

6

Recommendation of the Board of Directors

6

PROPOSAL 2:  APPROVAL OF AMENDMENT TO ARTICLES

OF INCORPORATION

6

Recommendation of the Board of Directors

7

PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

7

Recommendation of the Board of Directors

8

EXECUTIVE OFFICERS

                8

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                9

SUMMARY COMPENSATION TABLE

10

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

11

TERMINATION AND CHANGE OF CONTROL PAYMENTS

11

DIRECTOR COMPENSATION

11

Compensation Paid to Board Members

11

Director Summary Compensation Table

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

12

Security Ownership of Directors and Executive Officers

12

AUDIT COMMITTEE REPORT

13

Report of the Audit Committee

14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                14

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

OF STOCKHOLDERS

14

OTHER BUSINESS

14

GENOSYS, INC.

86 N. University Avenue, Suite 400

Provo, UT 84601

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 29, 2012

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of GeNOsys, Inc. (“GeNOsys” or the “Company”) for use at the Special Meeting of Stockholders of GeNOsys to be held at the Noah’s Event Center, 644 North 2000 West, Lindon, UT, at 11:30 A.M. MST on March 29, 2012, and at any adjournment(s) or postponement(s) thereof (the “Special Meeting”).  This Proxy Statement, the enclosed Notice and the enclosed Form of Proxy (Appendix B) are being first mailed to stockholders of GeNOsys on or about February 20, 2012.

VOTING RIGHTS AND SOLICITATION

Voting

The Board of Directors of GeNOsys (the “Board”) has fixed the close of business on February 14, 2012, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding 89,165,059 shares of common stock.  Holders of record of GeNOsys’s common stock on the Record Date are entitled to cast one vote per share of common stock that they hold with respect to each matter to e considered by them at the Special Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed proxy.  If no instructions are indicated, such shares will be voted as recommended by the Board.  If any other matters are properly presented to the Special Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.  A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of GeNOsys at any time before the closing of the polls at the meeting.  Any written notice revoking a proxy should be sent to GeNOsys, Inc., 86 N. University Avenue, Suite 400, Provo, Utah 84601, Attention: John P. Livingstone, Secretary.  At the Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting and described further in this Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY DESIRE TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, SO YOUR VOTE ON ALL MATTERS PRESENTED CAN BE PRESENTED.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Special Meeting.  Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

In the election of the directors, the nominees for each class receiving the highest number of votes will be elected.  Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

The amendment to GeNOsys’ Articles of Incorporation requires an affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Special Meeting and entitled to vote.  In determining whether the amendment to GeNOsys’ Articles of Incorporation has received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a vote against such approval of the amendment to GeNOsys’ Articles of Incorporation.  Broker non-votes, however, will be treated as not entitled to vote for the purposes of these proposals and will not be counted as votes for or against either proposal.

Proxy Solicitation Costs

GeNOsys will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional solicitation material that GeNOsys may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.  Proxies will be solicited through the mail and may be solicited by GeNOsys’s officers, directors and employees in person or by telephone.  They will not receive addition compensation for this effort.

Recommendation of the Board of Directors

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), FOR the approval of the amendment to the Articles of Incorporation increasing the number of common stock available thereunder (Proposal 2), and FOR ratification of the independent auditors engaged by GeNOsys (Proposal 3).

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board of Directors

Our By-Laws provide for the classification of our board into two or three classes, as nearly equal in number as possible, each to serve a term of three years.  At each Annual Meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.  The Board currently consists of six directors. We are proposing that our directors be divided into three classes, designated as Class I, Class II and Class III.  The Class I director will be elected to a one-year term, the Class II director to a two-year term, and the Class III director to a three-year term.

At this Special Meeting, six directors will be elected to serve.  Unless the shareholder indicates otherwise, the accompanying proxy will be voted in favor of the following persons:  Dale L. Fillmore and Keith L. Merrell as Class I directors, whose term shall expire at the annual meeting of stockholders in 2013; John P. Livingstone and J. Lee Peterson as Class II directors, whose term shall expire at the annual meeting of stockholders in 2014, and John W.R. Miller and Gordon D. Barker as Class III directors, whose term shall expire at the annual meeting of stockholders in 2015.  If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other person as shall be designated by the present Board.  The nominees for each class receiving the highest number of votes at the Annual Meeting will be elected for the term specified.  The term of each director, so elected at each of the succeeding meetings, shall be for a term of three years.

Information About the Directors and Nominees

The following table and biographical information sets forth certain information with respect to each nominee for election.  The ages of the individuals are provided as of December 31, 2011.

Name                                               Age                       Position

Dale L. Fillmore                               63                         Chairman of the Board, Chief Executive Officer and

                                                                                        President

Keith L. Merrell                               66                         Chief Financial Officer and Director

John P. Livingstone                       61                          Director

J. Lee Peterson                                66                         Director

Gordon D. Barker                            65                         Director

John W. R. Miller                            60                         Chief Technology and Regulatory Officer and

                                                                                        Director

Class I:

Dale L. Fillmore.   Mr. Fillmore joined GeNOsys in 2011.  For the past four years Mr. Fillmore served as President and Chief Operations Officer of a privately owned corporation with revenues in excess of $200 million per year.  During that time Mr. Fillmore also served as a director of the National Direct Selling Association.  Prior to that he had worked for and retired from State Farm Insurance Companies after over thirty years of service.  During his tenure with State Farm he served in numerous leadership positions in Utah, Illinois and Washington.  He spent the last twelve years of his career as Vice President of the Pacific Northwest – Seattle corporate office.  Mr. Fillmore earned a Bachelor of Science degree in Zoology from Brigham Young University.

Keith L. Merrell.  Mr. Merrell has more than thirty years of accounting experience managing both public and private enterprises.  Mr. Merrell brings a significant scope and understanding necessary to facilitate the R&D and operational aspects of his position.  Prior to joining GeNOsys Mr. Merrell served as Chief Financial Officer of Specialized Health Products International, Inc., a company that specialized in the manufacture of safety medical devices.  Mr. Merrell has proven experience with development stage private and public company management and oversight and in growing the same through mergers and acquisitions.  Mr. Merrell earned a Bachelor of Science in Accounting from Arizona State University.

Class II:

John P. Livingstone, Ph.D.  Dr. Livingstone, in addition to his practice as a psychologist, has served as an educator, both in Canada and the United States, and is currently a professor of Church History and Doctrine in Religious Education at Brigham Young University.  Dr. Livingstone has published and been a contributor to a number of books, as well as writing and/or presenting numerous articles and papers.  His work has earned him recognition among his peers for his distinguished service.  Dr. Livingstone received a B.S. Degree in Biology/Chemistry from the University of Alberta in 1974, a Master of Education degree in Guidance and Counseling from the University of Regina in 1981, and a Doctor of Education degree in Counseling and Personnel Services from Brigham Young University in 1986.

J. Lee Peterson.  Mr. Peterson has worked in the real estate business in Southern California for several decades.  He became involved in the family business after graduating from college, building residential projects and managing the growing property portfolio.  Under his management, the family has residential and commercial real estate holdings in five states.  Mr. Peterson attended California State University at Long Beach where he received a Bachelor of Science degree in computer engineering, graduating at the top of his class.  He received a National Science Foundation fellowship to attend Stanford University where he earned a Masters degree in engineering management.

Class III:

Gordon D. Barker.  Mr. Barker served as Chief Executive Officer of Thrifty Payless Drug Stores, Inc., a $5.1 billion company, and was instrumental in its merger with Rite Aid Drugs.  Mr. Barker currently serves on a number of Board of Directors for both public and private companies, including Numedics, Inc., American Consulting Technology and Research, and as Vice Chairman and Lead Outside Independent Director of United Natural Foods, Inc.  Mr. Barker has also served as Chairman of the Juvenile Diabetes Research Foundation International.  Mr. Barker’s extensive business experience within the retail sector, coupled with his experience as a public company director and deep understanding of corporate governance matters contribute to his qualification to serve on the Board.

John W. R. Miller.  Mr. Miller brings more than thirty years of research, development and engineering experience.  Mr. Miller brings a considerable career and body of knowledge to GeNOsys with demonstrable success in research, development, and the bringing to market of related gaseous pharmaceutical products and medical devices.  Prior to founding GeNOsys Mr. Miller was the President and a co-founder of Pulmonox Medical Corp., a biotechnology corporation, where over the course of a decade Mr. Miller pioneered FDA approved inhaled nitric oxide therapy and engineered delivery system devices. Mr. Miller received a Bachelor of Science degree from Brigham Young University.

Corporate Governance

Code of Ethics

GeNOsys adopted a Code of Ethics for our Chief Executive Officer and our Chief Financial Officer and filed a copy of our Code of Ethics as an exhibit to our Form 10-KSB for the year ended November 30, 2005.  A copy of our Code of Ethics will be provided, free of charge, upon request to us at the address and telephone number listed on the cover page of this Proxy Statement.

Director Independence

GeNOsys’s Director Independence Standards have the meaning ascribed to “independent director” in the Nasdaq Stock Market’s Marketplace Rules.

Based on those standards, the Board has determined that each of the following non-employee Directors is independent:

Gordon B. Barker

John P. Livingstone

J. Lee Peterson

Communications with the Board

Security holders who would like to send communications to the Board may do so by submitting such communications to Keith Merrell at GeNOsys, Inc., 86 N. University Avenue, Suite 400, Provo, Utah 84601 (telephone: 801-623-4751; email: klmerrell@yahoo.com).  The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication.  Keith Merrell will then pass such information on to the Board for review.

Meetings and Committees of the Board

The Board held 11 meetings during 2011.  All directors were in attendance at nine of the meetings, with a quorum represented at the two remaining meetings.  GeNOsys’s policy is to encourage, but not require, Board members to attend annual stockholder meetings.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the nominees listed herein.

PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

GeNOsys’s Articles of Incorporation currently authorize the issuance of 100,000,000 shares of common stock.  On December 14, 2011, the Board unanimously adopted a resolution setting forth a proposed amendment (the “Amendment”) to Article 3 of GeNOsys’s Articles of Incorporation, subject to shareholder approval, to increase the number of shares of common stock that are authorized for issuance by 200,000,000 shares, bringing the total number of common shares authorized for issuance to 300,000,000.  No changes will be made to the other provisions of GeNOsys’s Articles of Incorporation.  The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized.  As of February 14, 2012, the Record Date, there were 89,165,059 shares of our common stock issued and outstanding.

The additional shares of common stock authorized by the Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other business, the raising of additional capital for use in GeNOsys’s business, a split of or dividend on then outstanding shares or in connection with an employee stock option plan or program.  The holders of shares of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized.  GeNOsys does not anticipate that it will seek authorization from stockholders for issuance of additional shares of common stock unless required by applicable laws or exchange rules.

The proposed increase in the number of authorized shares of common stock could have a number of effects on GeNOsys’ stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of GeNOsys more difficult.  For example, additional shares could be issued by GeNOsys so as to dilute the stock ownership or voting rights of persons seeking to obtain control of GeNOsys.  Similarly, the issuance of additional shares to certain persons allied with GeNOsys’s management could have the effect of making it more difficult to remove GeNOsys’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of GeNOsys, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock that are sought to be authorized.

The Board is currently investigating strategies to raise additional capital to fund the Company’s operations.  One financing method would be the sale of additional shares of common stock.  The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the amendment to the Articles of Incorporation increasing the number of shares of common stock available thereunder.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Board of Directors has selected Mantyla McReynolds as our independent registered public accounting firm for the fiscal year ending November 30, 2012.  Although stockholder approval of our Board of Directors’ selection of Mantyla McReynolds is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this selection.  If our stockholders do not ratify this selection, then our Board of Directors will reconsider the selection.  We expect that a representative of Mantyla McReynolds, which serves as our auditor for the year ended November 30, 2011, will be present at the Special Meeting to respond to appropriate questions, and to make a statement if he or she wishes.

Recommendation of the Board

The Board unanimously recommends a vote FOR the ratification of the appointment of Mantyla McReynolds as our independent registered public accounting firm for the fiscal year ending November 30, 2012.

EXECUTIVE OFFICERS

Set forth below is certain information concerning each of our directors and executive officers as of January 31, 2012.

Name	Age	Position	With the Company Since
Dale L. Fillmore	63	Chief Executive Officer and President	2011
Keith L. Merrell	66	Chief Financial Officer and Treasurer	2007
John W.R. Miller	60	Chief Technology and Regulatory Officer	2005
John P. Livingstone	61	Secretary	2007

The business background of each of our executive officers is set forth above under the caption “Election of Directors.”

Our executive officers are elected by the Board on an annual basis and serve at the discretion of the Board.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Objectives

Our compensation philosophy is to align executive compensation with the interests of stockholders, attract, retain and motivate a highly competent team of executives, and link pay to performance.

Base Salary

Base salaries for our executives depend on the scope of their responsibilities and their performance.  Base salary is designed to compensate the executives for services rendered during the year.  These salaries are compared to amounts paid to the executive’s peers outside our Company.  As we have not yet established a Compensation Committee, salary levels are typically reviewed annually by the Board of Directors, with increases based on the assessment of the performance of the executive.

Long-term Compensation

The Board of Directors determined that long-term incentive compensation would be in the form of stock options granted.  At the 2007 Annual Meeting, stockholders approved the 2007 Stock Option Plan which provides long-term compensation to directors and employees of the company.

Perquisites

The only material perquisite provided to our executive officers is reimbursement for use of a personal automobile while engaged on company business.

Retirement Benefits

As a development stage company, we have no retirement benefits currently in place.  It is the intent of the company to add such benefits at a future date.

Employee agreements

The Company does not currently have employment agreements with its executive officers.

(This space intentionally left blank)

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended November 30, 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dale L. Fillmore, CEO, President and Director	2011 (1)	$ 0 (3)	0	$ 20,000	0	0	0	0	$ 20,000
Keith L. Merrell, CFO and Director	2011 2010 2009	$120,000 (4) $120,000 (5) $120,000 (6)	0 0 0	$ 4,000 0 0	0 0 0	0 0 0	0 0 0	0 0 0	$124,000 $120,000 $120,000
John W.R. Miller, CTO and Director	2011 2010 2009 (2)	$120,000 (4) $120,000 (5) $120,000 (6)	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	$120,000 $120,000 $120,000

(1)

 Effective June 13, 2011, Mr. Fillmore was appointed as our President.  Effective August 10, 2011, Mr. Fillmore was appointed a member of the Board.  Effective November 2, 2011, Mr. Fillmore was appointed as our Chief Executive Officer and Chairman of the Board.

(2)

 Effective November 2, 2011, and in conjunction with Mr. Fillmore’s appointment, Mr. Miller stepped down from his position as Chief Executive Officer and Chairman of the Board.  Mr. Miller was appointed Chief Technology and Regulatory Officer, enabling him to devote all of his time and efforts to the commercialization of our products.

(3)

 Mr. Fillmore currently serves without salary compensation.  For the year ended November 30, 2011, Mr. Fillmore accepted 400,000 shares of our restricted common stock as payment for his services.  The stock vests to Mr. Fillmore from June 2011 through December 2012.

(4)

Only a portion of the salary amounts represented for Mr. Miller and Mr. Merrell in 2011 were paid.  Each received $38,200 in salary payment with the remaining $81,800 being accrued as unpaid salary.

(5)

Mr. Miller and Mr. Merrell each received payment of $110,000 in salary in 2010, with the remaining $10,000 being accrued as unpaid salary.

(6)

Mr. Miller and Mr. Merrell accepted shares of the Company’s restricted common stock in settlement of unpaid salary amounts from 2009.

(This space intentionally left blank)

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Inventive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Exercise Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Keith L. Merrell CFO and Director	391,655 600,000	8,345 200,000	0 0	$0.66 $0.20	0 0	0 0	0 0	0 0	0 0
John P. Livingstone, Secretary. and Director	50,000 100,000	0 0	0 0	$0.66 $0.20	0 0	0 0	0 0	0 0	0 0

Termination and Change of Control Payments

The Company does not currently have employment agreements with its executive officers and there are no agreements providing for severance should a change of control take place.

Director Compensation

Cash Compensation Paid to Board Members

During the year ended November 30, 2011, non-executive board members received $2,500 per month for services rendered.  An additional payment of $ 500 per month is awarded for non-employees serving as Chairman of the Board.  All directors are entitled to reimbursement of reasonable out-of-pocket travel related expenses incurred in the performance of their duties as board members.

Director Summary Compensation Table

The table below summarizes the compensation paid by GeNOsys to its non-employee Directors for the fiscal year ended November 30, 2011.

Name (1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value And Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Gordon D. Barker	0	$26,000	0	0	0	0	$26,000
John P. Livingstone	0	0	0	0	0	0	0

(1)

Dale L. Fillmore, John W.R. Miller and Keith L. Merrell are not included in this table as they are employees of GeNOsys and thus receive no compensation for their services as Directors.  The amounts earned by them as employees/consultants of GeNOsys are shown in the Summary Compensation Table on page A-12.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information, as of January 31, 2012, concerning:

•

Each person whom we know beneficially owns more than five percent of our common stock,

•

Each of our directors,

•

Each of our named executive officers, and

•

All of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 89,165,059 shares of common stock outstanding at January 31, 2012.  Beneficial ownership representing less than one percent is denoted with an “*”.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to GeNOsys, where otherwise noted.

                                                                                                             Number of Shares           Percentage

Name and Address                                           Beneficially Owned           of Class

----------------                                                        --------------------------       ------------

John W. R. Miller (1)         Chief Technology      27,914,815                         31.3%

86 N. University Ave.       Officer and

Provo, Utah  84601            Director

Keith L. Merrell                  Chief Financial             3,558,571                           4.0%

86 N. University Ave.       Officer and

Provo, Utah  84601            Director

Dale L. Fillmore                   Chief Executive            2,500,000                          2.9%

86 N. University Ave.        Officer, President

Provo, Utah  84601             and Chairman of

                                                                               the Board

Gordon D. Barker                Director                         2,050,000                         2.4%

86 N. University Ave.

Provo, Utah  84601

J. Lee Peterson                    Director                        1,000,000                          1.1%

86 N. University Ave.

Provo, Utah  84601

Stephen D. Minton             Stockholder                  8,500,000                         9.5%

86 N. University Ave.

Provo, Utah  84601

Lincoln Management          Stockholder                  6,000,000                        6.7%

3000 N. University Ave, Ste 350

Provo, UT 84604

Total:                                                                           51,523,386                      57.8%

(1)

 These amounts include 120,000 shares which are jointly owned by John W.R. Miller and Christie Melanie Jones.

Audit Committee Disclosure

The Company has not yet formed an Audit Committee.  Therefore, the Board of Directors takes responsibility for those functions which would be performed by the Audit Committee, including:

•

establishing policies and procedures for appointing, reviewing, and overseeing the performance and independence of the independent registered public accounting firm (independent auditors);

•

reviewing with independent auditors and financial management of GeNOsys and approving the plan and scope of the audit and permissible audit related work;

•

pre-approving all audit and permissible non-audit fees;

•

reviewing and approving the guidelines established for the dissemination of financial information;

•

holding meetings periodically with the independent auditors and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with Company policies;

•

reviewing consolidated financial statements and disclosures;

•

reviewing with management and independent auditors and approving disclosure controls and procedures and accounting principles and practices; and

•

performing other functions or duties deemed appropriate.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended November 30, 2010, the Board of Directors has:

(1)

 reviewed and discussed the audited financial statements with management,

(2)

Discussed with Mantyla McReynolds LLC, GeNOsys’s independent registered certified public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, and

(3)

Received the written disclosure and letter from the Auditors relating to the matters required by Independence Standards Board Standard No. 1.

Based upon these reviews and discussions, the Board of Directors approved that GeNOsys’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended November 30, 2010, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Dale L. Fillmore

John W. R. Miller

John P. Livingstone

Gordon D. Barker

Section 16(a) Beneficial Ownership Reporting Compliance

GeNOsys’s executive officers, Directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and Chicago Stock Exchanges.  Copies of these reports must also be furnished to GeNOsys.

Based solely on a review of the copies of reports furnished to GeNOsys, or written representations that no reports were required, GeNOsys believes that during the fiscal year ended November 30, 2011, its executive officers, Directors and 10% holders complied with all filing requirements.

Stockholder Proposals for the 2013 Annual Meeting of Stockholders

If any stockholder intends to present a proposal to be considered for inclusion in GeNOsys’s proxy material in connection with the 2013 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of GeNOsys on or before January 31, 2013.  Stockholder proposals to be presented at the 2013 Annual Meeting of Stockholders which are not to be included in GeNOsys’s proxy materials must be received by GeNOsys no later than February 28, 2013.

Other Business

GeNOsys’s management does not know of any other matter to be presented for action at the Annual Meeting.  If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

John P. Livingstone

Secretary

APPENDIX A

PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF

GENOSYS, INC

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Clark M. Mower as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of GeNOsys, Inc. held of record by the undersigned on February 14, 2012, at the Special Meeting of stockholders to be held on March 29, 2012, or any adjournment thereof.

1.  Election of Nominee Directors

Class I:
☐ FOR Dale L. Fillmore	☐ WITHHOLD AUTHORITY to vote for Dale L. Fillmore
☐ FOR Keith L. Merrell	☐ WITHHOLD AUTHORITY to vote for Keith L. Merrell
Class II:
☐ FOR John P. Livingstone	☐ WITHHOLD AUTHORITY to vote for John P. Livingstone
☐ FOR J. Lee Peterson	☐ WITHHOLD AUTHORITY to vote for J. Lee Peterson
Class III:
☐ FOR Gordon D. Barker	☐ WITHHOLD AUTHORITY to vote for Gordon D. Barker
☐ FOR John W. R. Miller	☐ WITHHOLD AUTHORITY to vote for John W. R. Miller

2.  Amend GeNOsys’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance to 300,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To ratify the appointment of Mantyla McReynolds as GeNOsys’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2012 Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

_____________________________________________

(signature)

_____________________________________________

(signature if held jointly)

_____________________________________________

(print name of stockholder(s))